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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): APRIL 6, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



          1-12733                                     41-1746238
  (Commission File Number)               (I.R.S. Employer Identification No.)


                    27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
               (Address of Principal Executive Offices) (Zip Code)


                                 (248) 675-6000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events

         On April 6, 2004, the Registrant issued a press release confirming its scheduled presentation at the Morgan Stanley Global Automotive Conference and reaffirming its first quarter 2004 and full year 2004 guidance as previously provided. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

       (c)    Exhibits

                      99.1 Press release dated April 6, 2004, Tower Automotive to Present at Morgan Stanley Global Automotive Conference; Reaffirms Guidance for 2004 First Quarter and Full Year


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TOWER AUTOMOTIVE, INC.



Date:  April 6, 2004                   By:  /s/ James A. Mallak
                                         ---------------------------------------
                                       Name:   James A. Mallak
                                       Title:  Chief Financial Officer and
                                               Treasurer